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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-07242

The Cutler Trust
(Exact name of registrant as specified in charter)

525 Bigham Knoll Jacksonville, Oregon	97530
(Address of principal executive offices)	(Zip code)

Erich M. Patten

Cutler Investment Counsel, LLC 25 Bigham Knoll Jacksonville, Oregon 97530
(Name and address of agent for service)

Registrant's telephone number, including area code:	(541) 770-9000

Date of fiscal year end:	June 30

Date of reporting period:	March 31, 2019

Form N-Q is to be used by management investment companies other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to Rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Schedule of Investments.

CUTLER EQUITY FUND

SCHEDULE OF INVESTMENTS

March 31, 2019 (Unaudited)

COMMON STOCKS - 97.6%	Shares	Value
Communication Services - 8.2%
Diversified Telecommunication Services - 4.7%
AT&T, Inc.	96,903	$3,038,878
Verizon Communications, Inc.	70,786	4,185,576
		7,224,454
Entertainment - 3.5%
Walt Disney Company (The)	48,992	5,439,582

Consumer Discretionary - 8.6%
Hotels, Restaurants & Leisure - 4.3%
McDonald's Corporation	34,655	6,580,984

Specialty Retail - 4.3%
Home Depot, Inc. (The)	34,575	6,634,597

Consumer Staples - 10.7%
Beverages - 2.7%
PepsiCo, Inc.	33,995	4,166,087

Food & Staples Retailing - 5.1%
Kroger Company (The)	117,971	2,902,086
Walmart, Inc.	51,677	5,040,058
		7,942,144
Household Products - 2.9%
Procter & Gamble Company (The)	42,630	4,435,652

Energy - 6.6%
Energy Equipment & Services - 0.7%
Schlumberger Ltd.	25,000	1,089,250

Oil, Gas & Consumable Fuels - 5.9%
Chevron Corporation	41,320	5,089,798
Exxon Mobil Corporation	49,563	4,004,690
		9,094,488
Financials - 15.6%
Banks - 5.3%
M&T Bank Corporation	28,340	4,449,947
PNC Financial Services Group, Inc. (The)	30,000	3,679,800
		8,129,747
Capital Markets - 5.7%
BlackRock, Inc.	13,284	5,677,183

CUTLER EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.6% (Continued)	Shares	Value
Financials - 15.6% (Continued)
Capital Markets - 5.7% (Continued)
Northern Trust Corporation	34,000	$3,073,940
		8,751,123
Insurance - 4.6%
Marsh & McLennan Companies, Inc.	41,500	3,896,850
Prudential Financial, Inc.	35,500	3,261,740
		7,158,590
Health Care - 15.8%
Health Care Equipment & Supplies - 7.2%
Becton, Dickinson and Company	27,525	6,873,818
Medtronic plc	46,000	4,189,680
		11,063,498
Pharmaceuticals - 8.6%
Bristol-Myers Squibb Company	71,490	3,410,788
Johnson & Johnson	34,670	4,846,519
Merck & Company, Inc.	60,290	5,014,320
		13,271,627
Industrials - 15.6%
Aerospace & Defense - 2.7%
United Technologies Corporation	32,010	4,125,769

Commercial Services & Supplies - 2.5%
Republic Services, Inc.	48,000	3,858,240

Machinery - 8.1%
Caterpillar, Inc.	41,780	5,660,772
Deere & Company	43,444	6,944,089
		12,604,861
Road & Rail - 2.3%
Union Pacific Corporation	21,000	3,511,200

Information Technology - 11.6%
Semiconductors & Semiconductor Equipment - 7.2%
Intel Corporation	102,465	5,502,370
Texas Instruments, Inc.	53,365	5,660,426
		11,162,796
Software - 4.4%
Microsoft Corporation	56,925	6,713,735

CUTLER EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.6% (Continued)	Shares	Value
Materials - 2.4%
Chemicals - 2.4%
DowDuPont, Inc.	69,875	$3,725,036

Utilities - 2.5%
Multi-Utilities - 2.5%
Dominion Energy, Inc.	50,743	3,889,958

Total Common Stocks (Cost $95,465,826)		$150,573,418

MONEY MARKET FUNDS - 2.5%	Shares	Value
Invesco STIT Government & Agency Portfolio - Institutional Class, 2.31% (a) (Cost $3,874,012)	3,874,012	$3,874,012

Total Investments at Value - 100.1% (Cost $99,339,838)		$154,447,430

Liabilities in Excess of Other Assets - (0.1%)		(146,439)

Net Assets - 100.0%		$154,300,991

(a)	The rate shown is the 7-day effective yield as of March 31, 2019.

See accompanying notes to Schedules of Investments.

CUTLER FIXED INCOME FUND

SCHEDULE OF INVESTMENTS

March 31, 2019 (Unaudited)

U.S. TREASURY OBLIGATIONS - 30.8%	Coupon	Maturity	Par Value	Value
U.S. Treasury Notes	1.750%	11/30/19	$250,000	$248,867
U.S. Treasury Notes	1.875%	12/15/20	250,000	248,096
U.S. Treasury Notes	2.375%	03/15/21	250,000	250,420
U.S. Treasury Notes	2.125%	06/30/22	1,000,000	996,602
U.S. Treasury Notes	1.625%	02/15/26	700,000	668,855
U.S. Treasury Notes	1.625%	05/15/26	650,000	620,014
U.S. Treasury Notes	2.000%	11/15/26	500,000	487,832
Total U.S. Treasury Obligations (Cost $3,521,683)				$3,520,686

U.S. GOVERNMENT AGENCY OBLIGATIONS - 48.9%	Coupon	Maturity	Par Value	Value
Federal Farm Credit Bank - 22.3%
Federal Farm Credit Bank	2.750%	06/26/23	$500,000	$508,346
Federal Farm Credit Bank	2.040%	02/10/25	100,000	97,953
Federal Farm Credit Bank	2.370%	05/01/25	300,000	298,654
Federal Farm Credit Bank	2.360%	06/16/25	310,000	302,719
Federal Farm Credit Bank	2.240%	07/06/27	1,150,000	1,094,491
Federal Farm Credit Bank	2.500%	07/12/27	250,000	241,878
				2,544,041
Federal Home Loan Bank - 20.7%
Federal Home Loan Bank	1.750%	03/29/22	250,000	248,201
Federal Home Loan Bank	1.500%	10/27/22	500,000	496,960
Federal Home Loan Bank	2.125%	03/10/23	350,000	347,518
Federal Home Loan Bank	1.500%	07/27/28	1,000,000	948,255
Federal Home Loan Bank	2.570%	10/06/31	345,000	327,021
				2,367,955
Federal Home Loan Mortgage Corporation - 1.3%
Federal Home Loan Mortgage Corporation	1.500%	10/27/23	150,000	147,907

Private Export Funding Corporation - 3.2%
Private Export Funding Corporation	4.300%	12/15/21	350,000	365,856

CUTLER FIXED INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

U.S. GOVERNMENT AGENCY OBLIGATIONS - 48.9% (Continued)	Coupon	Maturity	Par Value	Value
U.S. Department of Housing and Urban Development - 1.4%
U.S. Department of Housing and Urban Development	4.130%	08/01/25	$150,000	$153,686

Total U.S. Government Agency Obligations (Cost $5,628,606)				$5,579,445

MORTGAGE-BACKED SECURITIES - 1.8%	Coupon	Maturity	Par Value	Value
Commercial - 0.0% (a)
Banc of America Commercial Mortgage Trust, IO, Series 2004-4	0.486%(b)	07/01/42	$267,799	$5
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-T20	5.252%(b)	10/12/42	200,000	8
Wachovia Bank Commercial Mortgage Trust, IO, Series 2005-C21	0.000%(b)	10/01/44	105,109,973	3,069
				3,082
Federal Home Loan Mortgage Corporation - 0.3%
FHLMC, Pool #J13584	3.500%	11/01/25	19,815	20,331
FHLMC, Series 1963	7.500%	01/01/27	12,093	13,554
				33,885
Federal National Mortgage Association - 0.2%
FNMA, Pool #899237	5.000%	03/01/22	1,911	1,956
FNMA, Series 2002-93	6.500%	03/01/32	15,244	17,260
				19,216
Government National Mortgage Association - 1.3%
GNMA, IO, Series 2012-114	0.766%(b)	01/16/53	3,234,521	148,526

Total Mortgage-Backed Securities (Cost $400,429)				$204,709

CORPORATE BONDS - 15.6%	Coupon	Maturity	Par Value	Value
Consumer Discretionary - 4.0%
Dollar General Corporation	4.125%	05/01/28	$150,000	$153,741
Dollar Tree, Inc.	4.000%	05/15/25	150,000	151,628
NVR, Inc.	3.950%	09/15/22	150,000	154,007
				459,376

CUTLER FIXED INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS - 15.6% (Continued)	Coupon	Maturity	Par Value	Value
Financials - 5.0%
Citigroup, Inc.	2.700%	10/27/22	$150,000	$148,604
Finial Holdings, Inc.	7.125%	10/15/23	250,000	286,864
First American Financial Advisors, Inc.	4.300%	02/01/23	125,000	127,141
				562,609
Health Care - 1.3%
Cigna Corporation	3.250%	04/15/25	150,000	148,677

Industrials - 2.6%
Mueller Industries, Inc.	6.000%	03/01/27	150,000	147,000
Textron, Inc. (3MO LIBOR +55)	3.247%(b)	11/10/20	150,000	149,345
				296,345
Information Technology - 1.4%
S&P Global, Inc.	4.400%	02/15/26	150,000	161,288

Materials - 1.3%
Mosaic Company	3.250%	11/15/22	150,000	150,396

Total Corporate Bonds (Cost $1,760,402)				$1,778,691

CUTLER FIXED INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS - 2.5%	Shares	Value
Invesco STIT Government & Agency Portfolio - Institutional Class, 2.31% (c) (Cost $281,634)	281,634	$281,634

Total Investments at Value - 99.6% (Cost $11,592,754)		$11,365,165

Other Assets in Excess of Liabilities - 0.4%		49,116

Net Assets - 100.0%		$11,414,281

IO - Interest only strip. Par value shown is the notional value, not a true par value.

LIBOR - London Interbank Offered Rate.

(a)	Percentage rounds to less than 0.1%.
(b)	Variable rate security. The rate shown is the effective interest rate as of March 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.
(c)	The rate shown is the 7-day effective yield as of March 31, 2019.

See accompanying notes to Schedules of Investments.

CUTLER EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

March 31, 2019 (Unaudited)

COMMON STOCKS - 72.0%	Shares	Value
Brazil - 3.1%
Ambev S.A. - ADR	32,010	$137,643
Banco Bradesco S.A. - ADR	17,319	188,950
TIM Participacoes S.A. - ADR	7,700	116,116
		442,709
Chile - 2.5%
Empresa Nacional de Telecomunicaciones S.A.	17,614	183,411
Viña Concha y Toro S.A.	79,500	165,598
		349,009
China - 4.1%
China Petroleum & Chemical Corporation - ADR	1,600	127,200
PetroChina Company Ltd. - ADR	4,176	273,236
Sinopec Shanghai Petrochemical Company Ltd. - ADR	3,704	176,792
		577,228
Colombia - 1.2%
Grupo de Inversiones Suramericana S.A.	14,983	172,201

Hong Kong - 18.7%
Beijing Enterprises Holdings Ltd. (a)	41,000	232,815
BOC Hong Kong Holdings Ltd. (a)	60,000	248,996
China Overseas Land & Investment Ltd. (a)	59,000	224,525
China Overseas Property Holdings Ltd. (a)	15,666	7,542
China Resources Beer Holdings Company Ltd. (a)	104,000	438,656
China Resources Land Ltd. (a)	68,000	305,586
CITIC Ltd. (a)	107,000	159,957
COSCO SHIPPING Ports Ltd. (a)	12,754	13,791
Hengan International Group Company Ltd. (a)	39,000	341,920
Lenovo Group Ltd. - ADR	8,206	147,585
Shanghai Industrial Holdings Ltd. (a)	69,000	162,620
Sino Biopharmaceutical Ltd. (a)	148,500	135,714
Tingyi (Cayman Islands) Holding Corporation (a)	148,000	244,303
		2,664,010
India - 1.5%
HDFC Bank Ltd. - ADR	1,887	218,722

Indonesia - 3.9%
Indofood Sukses Makmur Tbk. (a)	277,700	124,361
Semen Indonesia Persero Tbk. (a)	263,100	258,271
Telekomunikasi Indonesia Persero Tbk. - ADR	6,514	178,874
		561,506

CUTLER EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 72.0% (Continued)	Shares	Value
Korea (Republic of) - 9.2%
AmorePacific Group (a)	710	$43,549
Dongbu Insurance Company Ltd.	2,159	130,431
Korea Gas Corporation (a)	3,880	154,085
KT Corporation - ADR	11,956	148,733
LG Corporation (a)	3,275	223,306
POSCO - ADR	2,676	147,742
Samsung Electronics Company Ltd. (a)	9,400	370,085
Samsung Fire & Marine Insurance Company Ltd.	370	97,935
		1,315,866
Malaysia - 4.9%
CIMB Group Holdings Berhad (a)	233,288	294,834
Genting Berhad (a)	84,200	137,144
Malayan Banking Berhad (a)	117,176	266,294
		698,272
Mexico - 2.7%
América Móvil S.A.B. de C.V. - Series L - ADR	15,817	225,867
Coca-Cola Femsa S.A.B. de C.V. - Series L	23,837	157,526
		383,393
Philippines - 2.4%
Aboitiz Equity Ventures, Inc. (a)	87,350	97,616
Robinsons Land Corporation (a)	228,364	106,074
Universal Robina Corporation (a)	45,370	130,612
		334,302
South Africa - 5.4%
Liberty Holdings Ltd.	16,865	118,100
MultiChoice Group Ltd. (b)	1,257	10,471
Naspers Ltd. - Class N - ADR	6,285	291,812
Sasol Ltd. - ADR	4,502	139,292
Shoprite Holdings Ltd. (a)	10,000	110,181
Shoprite Holdings Ltd. - ADR	8,803	97,581
		767,437
Taiwan Province of China - 9.3%
Cheng Shin Rubber Industry Company Ltd. (a)	54,000	73,484
Compal Electronics, Inc. (a)	238,000	147,903
CTCI Corporation (a)	156,000	242,721
Delta Electronics, Inc. (a)	39,100	201,739
Giant Manufacturing Company Ltd. (a)	21,000	149,965
President Chain Store Corporation (a)	29,000	285,478
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	5,575	228,352
		1,329,642

CUTLER EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 72.0% (Continued)	Shares	Value
Thailand - 1.7%
Charoen Pokphand Foods plc (a)	309,000	$248,406

United States - 1.4%
Southern Copper Corporation	4,890	194,035

Total Common Stocks (Cost $9,156,271)		$10,256,738

PREFERRED STOCKS - 6.4%	Shares	Value
Brazil - 4.7%
Companhia Brasileira de Distribuição - ADR (c)	7,000	$162,960
Companhia Paranaense de Energia-Copel - ADR (c)	15,000	139,200
Itau Unibanco Holding S.A. - ADR (c)	28,905	254,653
Telefonica Brasil S.A. - ADR (c)	8,850	106,819
		663,632
Colombia - 0.0% (d)
Grupo de Inversiones Suramericana S.A. (c)	183	1,975

Russian Federation - 1.7%
Surgutneftegaz OJSC - ADR (c)	39,980	245,877

Total Preferred Stocks (Cost $753,993)		$911,484

EXCHANGE-TRADED FUNDS - 17.4%	Shares	Value
Columbia India Consumer ETF	11,000	$464,609
iShares China Large-Cap ETF	7,500	332,025
iShares MSCI India ETF	26,800	944,700
iShares MSCI Japan ETF	2,750	150,480
iShares MSCI Taiwan ETF	4,429	153,155
VanEck Vectors India Small-Cap Index ETF	1,890	82,933
VanEck Vectors Vietnam ETF	20,900	346,104
Total Exchange-Traded Funds (Cost $2,349,451)		$2,474,006

CUTLER EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS - 4.0%	Shares	Value
Invesco STIT Government & Agency Portfolio - Institutional Class, 2.31% (e) (Cost $574,031)	574,031	$574,031

Total Investments at Value - 99.8% (Cost $12,833,746)		$14,216,259

Other Assets in Excess of Liabilities - 0.2%		22,475

Net Assets - 100.0%		$14,238,734

ADR - American Depositary Receipt.

(a)	Level 2 security (Note 1).
(b)	Non-income producing security.
(c)	Security has a perpetual maturity date.
(d)	Percentage rounds to less than 0.1%.
(e)	The rate shown is the 7-day effective yield as of March 31, 2019.

See accompanying notes to Schedules of Investments.

CUTLER EMERGING MARKETS FUND

SUMMARY OF COMMON STOCKS BY SECTOR AND INDUSTRY

March 31, 2019 (Unaudited)

Sector/Industry	% of Net Assets
Communication Services – 8.9%
Diversified Telecommunication Services	3.1%
Media	2.1%
Wireless Telecommunication Services	3.7%
Consumer Discretionary - 2.5%
Auto Components	0.5%
Hotels, Restaurants & Leisure	1.0%
Leisure Products	1.0%
Consumer Staples – 18.8%
Beverages	3.2%
Food & Staples Retailing	7.6%
Food Products	5.3%
Personal Products	2.7%
Energy – 5.5%
Oil, Gas & Consumable Fuels	5.5%
Financials – 14.0%
Banks	10.4%
Diversified Financial Services	1.2%
Insurance	2.4%
Health Care - 0.9%
Pharmaceuticals	0.9%
Industrials - 8.0%
Construction & Engineering	1.7%
Industrial Conglomerates	6.2%
Transportation Infrastructure	0.1%
Information Technology - 7.7%
Electronic Equipment, Instruments & Components	1.4%
Semiconductors & Semiconductor Equipment	1.6%
Technology Hardware, Storage & Peripherals	4.7%
Materials - 5.5%
Chemicals	1.3%
Construction Materials	1.8%
Metals & Mining	2.4%
Real Estate - 4.5%
Real Estate Management & Development	4.5%

CUTLER EMERGING MARKETS FUND

SUMMARY OF COMMON STOCKS BY SECTOR AND INDUSTRY (continued)

Sector/Industry	% of Net Assets
Utilities - 2.1%
Gas Utilities	2.1%
78.4%

See accompanying notes to Schedules of Investments.

THE CUTLER FUNDS

NOTES TO SCHEDULES OF INVESTMENTS

March 31, 2019 (Unaudited)

1.	Securities Valuation

Portfolio securities of Cutler Equity Fund, Cutler Fixed Income Fund and Cutler Emerging Markets Fund (each, a “Fund,” and collectively, the “Funds”) are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern time) on each day the NYSE is open. Exchange traded securities are valued using the last reported sales price on the exchanges on which they are primarily traded. When using the last sales price and when the market is considered to be active, the security will be classified within Level 1 of the fair value hierarchy (see below). In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities principally traded in non-U.S. markets that may close at different times than U.S. markets are typically fair valued by an independent pricing service and translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing quotation service. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the closing bid price. Fixed income securities are generally valued using prices provided by an independent pricing service. The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining the prices. Investments in shares of other open-end investment companies, other than exchange-traded funds, are valued at their net asset value (“NAV”) as reported by such companies.

The Funds value securities at fair value pursuant to procedures adopted by the Cutler Investment Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the Funds’ investment adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Funds’ securities primarily trade but before the time as of which the Funds calculate their NAVs. In instances where the investment adviser believes that the prices received from the independent pricing service are unreliable, proprietary valuation models may be used that consider benchmark yield curves, estimated default rates, coupon rates, anticipated timing of principal repayments and other unique security features to estimate the relevant cash flows, which are discounted to calculate the fair values. Fair valued securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

The Board approves the independent pricing services used by the Funds.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

•	Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•	Level 3 – model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

THE CUTLER FUNDS

NOTES TO SCHEDULE OF INVESTMENTS (Continued)

Fixed income securities held by Cutler Fixed Income Fund are classified as Level 2 because the values for the fixed income securities are based on prices that utilize various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

Securities of Cutler Emerging Markets Fund traded in foreign markets may be classified as Level 2 despite the availability of closing prices because such securities are typically fair valued by an independent pricing service approved by the Board. These foreign securities may be priced at their fair value because the value of the securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer-specific (e.g., earnings report, merger announcement); or U.S. markets-specific (such as a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of March 31, 2019 by security type:

Cutler Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$150,573,418	$-	$-	$150,573,418
Money Market Funds	3,874,012	-	-	3,874,012
Total	$154,447,430	$-	$-	$154,447,430

Cutler Fixed Income Fund	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$-	$3,520,686	$-	$3,520,686
U.S. Government Agency Obligations	-	5,579,445	-	5,579,445
Mortgage-Backed Securities	-	204,709	-	204,709
Corporate Bonds	-	1,778,691	-	1,778,691
Money Market Funds	281,634	-	-	281,634
Total	$281,634	$11,083,531	$-	$11,365,165

Cutler Emerging Markets Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$-	$-	$-	$-
Preferred Stocks	911,484	-	-	911,484
Exchange-Traded Funds	2,474,006	-	-	2,474,006
Money Market Funds	574,031	-	-	574,031
Total	$3,959,521	$-	$-	$3,959,521

Refer to each Fund’s Schedule of Investments for a listing of the securities by security type and sector or industry type. There were no Level 3 securities held by the Funds as of March 31, 2019.

THE CUTLER FUNDS

NOTES TO SCHEDULE OF INVESTMENTS (Continued)

2.	Investment Transactions

Investment transactions are accounted for on trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

3.	Federal Income Tax

The following information is computed on a tax basis for each item as of March 31, 2019:

			Cutler
	Cutler	Cutler	Emerging
	Equity	Fixed Income	Markets
	Fund	Fund	Fund
Cost of portfolio investments	$99,354,014	$11,700,008	$12,889,131

Gross unrealized appreciation	$58,955,196	$83,868	$1,931,412
Gross unrealized depreciation	(3,861,780)	(418,711)	(604,284)

Net unrealized appreciation (depreciation)	$55,093,416	$(334,843)	$1,327,128

The difference between the federal income tax cost of portfolio investments and the Schedule of Investments cost for each Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are related to losses deferred due to wash sales for Cutler Equity Fund and Cutler Fixed Income Fund and losses deferred due to wash sales and holdings classified as passive foreign investment companies (PFICs) for Cutler Emerging Markets Fund.

4.	Risks Associated with Emerging Markets

In seeking to meet its investment objective, under normal conditions, at least 80% of Cutler Emerging Markets Fund’s assets will be invested in a diversified portfolio of securities of issuers whose principal activities are in, or economically tied to, emerging markets countries selected in accordance with the investment adviser’s long standing dividend focused investment philosophy. Accordingly, Cutler Emerging Markets Fund is subject to the following investment risks:

Foreign Investment Risk — Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid and more volatile than U.S. stock markets.

THE CUTLER FUNDS

NOTES TO SCHEDULE OF INVESTMENTS (Continued)

Emerging Markets Risk — The economies of emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of emerging market countries may be less stable than the governments of more developed countries. Countries in the emerging markets generally have less developed securities markets or exchanges, and less developed legal and accounting systems, reduced availability of public information, and lack of uniform financial reporting and regulatory practices, which in turn may adversely impact Cutler Emerging Markets Fund’s ability to calculate accurately the intrinsic value of the securities. Securities of emerging market companies may be less liquid and more volatile than securities in countries with more mature markets. The value of emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in emerging market countries may be considered speculative and higher risk.

Currency Risk — Because Cutler Emerging Markets Fund holds securities valued in foreign currencies and holds foreign currencies when it purchases and sells foreign securities, changes in exchange rates will impact the value of the Fund’s assets. Thus, investments in foreign securities involve currency risk, which is the risk that the values of the foreign securities and other assets denominated in foreign currencies will decrease due to adverse changes in the value of the U.S. dollar relative to the value of foreign currencies.

Item 2.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that such information is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cutler Trust

By (Signature and Title)*		/s/ Erich M. Patten
Erich M. Patten, President

Date	May 15, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Erich M. Patten
Erich M. Patten, President

Date	May 15, 2019

By (Signature and Title)*		/s/ Matthew C. Patten
Matthew C. Patten, Treasurer and Principal Financial Officer

Date	May 15, 2019

*	Print the name and title of each signing officer under his or her signature.